UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): February 28, 2017

Akorn, Inc.
(Exact Name of Registrant as Specified in Charter)

Louisiana	001-32360	72-0717400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1925 W. Field Court, Suite 300, Lake Forest, Illinois 60045
(Address of Principal Executive Offices) (Zip Code)

(847) 279-6100
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

     On February 28, 2017, Akorn, Inc. (Nasdaq: AKRX), a leading specialty pharmaceutical company, announced that it received approval from the U.S. Food and Drug Administration (FDA) of its Abbreviated New Drug Application (ANDA) for Mycophenolate Mofetil for Injection, USP, 500 mg/vial.  This approval is the first new product approval received out of Akorn’s Decatur, Illinois manufacturing facility since the FDA re-inspection in December 2016.  A copy of the press release is furnished as Exhibit 99.1 to this report.

     The information in this Item 7.01, including exhibit 99.1 attached hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

     (d) Exhibits. See attached exhibit index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Akorn, Inc.

Date: February 28, 2017	By:	/s/ Duane A. Portwood
Duane A. Portwood
Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit

99.1	Press release dated February 28, 2017, issued by Akorn, Inc. entitled “Akorn Receives Approval for Mycophenolate Mofetil for Injection, USP.”